UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21496

Macquarie/First Trust Global Infrastructure/Util Div & Inc Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant's telephone number, including area code: 630-765-8000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Macquarie/First Trust
Global Infrastructure/Utilities
Dividend & Income Fund (MFD)

Semi-Annual Report
For the Six Months Ended
May 31, 2024

Table of Contents
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2024
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or Delaware Investments Fund Advisers (“DIFA” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of a relevant market benchmark.
It is important to keep in mind that the opinions expressed by personnel of First Trust and DIFA are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.
DIFA and the Fund are not deposit taking institutions for the purposes of the Banking Act of 1959 (Commonwealth of Australia) and their obligations do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542. Macquarie Bank Limited does not guarantee or otherwise provide assurance in respect of the obligations of DIFA or the Fund.

Shareholder Letter
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Letter from the Chairman and CEO
May 31, 2024
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended May 31, 2024.
As we enter the month of June, one question that remains at the forefront of many economic discussions is whether U.S. monetary policy is appropriately positioned to slow the pace of inflation without stifling economic growth. It is a difficult question, especially since the answer can only be known in hindsight. In late 2023, the Federal Reserve (the “Fed”) stated that it expected to enact up to three interest rate cuts totaling 75 basis points in 2024. Following its meeting on June 11-12, 2024, however, the Fed revealed that current economic conditions lend support to just one interest rate cut during the year. The news came on the same day that the U.S. Bureau of Labor Statistics reported that the 12-month rate of change on the Consumer Price Index stood at 3.3% in May 2024, up 0.3 percentage points from its most recent low of 3.0% at the end of June 2023. As if stubborn inflation was not enough of a hurdle, it appears as though the pace of economic growth is slowing. U.S. gross domestic product rose at a tepid 1.3% annual rate in the first quarter of 2024, down from 3.4% in the fourth quarter of 2023. While one quarter does not indicate a trend, it is concerning to see such a rapid decline in the pace of U.S. productivity.
I’d like to take a moment to talk about the U.S. consumer. Stubbornly high inflation coupled with increasing consumer debt and rising delinquencies may be a signal that the consumer is weakening. In May 2024, the University of Michigan’s Consumer Sentiment Index fell by 10.5% month-over-month, settling at a five-month low. Data on credit card debt and delinquency rates show deterioration as well. The Federal Reserve Bank of New York reported that total U.S. credit card debt stood at $1.12 trillion in the first quarter of 2024. Despite the figure representing a decline of $14 billion on a quarter-over-quarter basis, delinquency rates are rising. The delinquency rate on credit cards issued by all U.S. commercial banks stood at 3.16%, up from 2.45% in the first quarter of 2023 and well-above the pre-COVID-19 low of 2.11% set in the first quarter of 2015. Small businesses are struggling to pay their bills as well. In April 2024, 43% of small business renters were unable to pay their rent on time and in full.
Despite these issues, we remain optimistic regarding the ability of Americans to develop innovative solutions to complex problems. For example, consider the dramatic developments brought on by Artificial Intelligence and other technologies such as hybrid and electric vehicles, small modular reactors, innovative treatments for diseases, and vertical farming; the list goes on and on. American ingenuity knows no bounds. As such, we continue to caution investors against taking an overly myopic viewpoint when it comes to their allocations. Over time, the U.S. has a proven track record of innovation and growth. As such, we look forward to what the future holds.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
“AT A GLANCE”
As of May 31, 2024 (Unaudited)

Fund Statistics
Symbol on New York Stock Exchange	MFD
Common Share Price	$7.39
Common Share Net Asset Value (“NAV”)	$8.41
Premium (Discount) to NAV	(12.13)%
Net Assets Applicable to Common Shares	$71,852,470
Current Quarterly Distribution per Common Share(1)	$0.2000
Current Annualized Distribution per Common Share	$0.8000
Current Distribution Rate on Common Share Price(2)	10.83%
Current Distribution Rate on NAV(2)	9.51%
Common Share Price & NAV (weekly closing price)

Performance
Average Annual Total Returns
	6 Months Ended 5/31/24	1 Year Ended 5/31/24	5 Years Ended 5/31/24	10 Years Ended 5/31/24	Inception (3/25/04) to 5/31/24
Fund Performance(3)
NAV	1.18%	4.24%	3.91%	1.56%	6.01%
Market Value	0.76%	7.87%	3.17%	0.81%	5.09%
Index Performance
S&P 500® Utilities Total Return Index	18.04%	15.99%	8.02%	9.12%	9.59%

Industry Classification	% of Total Investments
Electric Utilities	27.4%
Oil, Gas & Consumable Fuels	18.5
Water Utilities	13.6
Multi-Utilities	10.3
Specialized REITs	6.2
Gas Utilities	4.4
Diversified Telecommunication Services	3.7
Media	3.4
Wireless Telecommunication Services	2.5
Independent Power & Renewable Electricity Producers	1.7
Ground Transportation	1.6
Passenger Airlines	1.6
Industrial Conglomerates	1.5
Transportation Infrastructure	1.4
Chemicals	1.1
Aerospace & Defense	0.8
Financial Services	0.3
Total	100.0%

Top 10 Issuers	% of Total Investments
National Grid PLC	5.7%
Crown Castle, Inc.	5.3
Severn Trent PLC	4.9
United Utilities Group PLC	4.6
Sempra Energy	4.5
CLP Holdings, Ltd.	4.5
Enbridge, Inc.	4.5
Eversource Energy	4.4
Snam S.p.A.	4.2
Pennon Group PLC	4.1
Total	46.7%

Country Allocation	% of Total Investments
United States	41.5%
United Kingdom	21.5
Canada	14.4
Italy	10.8
Hong Kong	4.5
Luxembourg	2.0
Spain	1.7
Japan	1.6
Ireland	0.8
Cayman Islands	0.7
Greece	0.5
Total	100.0%

(1)
Most recent distribution paid through May 31, 2024. Subject to change in the future.
(2)
Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of May 31, 2024. Subject to change in the future.
(3)
Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

Portfolio Commentary
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2024 (Unaudited)
Proposed Reorganization
The Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) called a special meeting of shareholders to consider reorganizing the Fund into abrdn Global Infrastructure Income Fund (“ASGI”), which is managed by abrdn Inc. and sub-advised by abrdn Investments Limited (formerly, Aberdeen Asset Managers Limited). The special meeting of shareholders was initially convened on March 7, 2024 but a quorum was not achieved. The meeting was adjourned several times as a quorum is sought, and the most recent adjournment re-scheduled the meeting for July 25, 2024. More information on the proposed transaction, including the risks and considerations associated with the proposed transaction, is contained in registration statement/proxy materials which are available at https://www.ftportfolios.com/Common/ContentFileLoader.aspx?ContentGUID=4abc7449-93e1-4e79-b1c8-95f2d0c033a7. This note is not intended to solicit a proxy from any shareholder of the Fund and is not intended to, and shall not, constitute an offer to purchase or sell shares of the Fund or ASGI.
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the Fund. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
Delaware Investments Fund Advisers (“DIFA”) is the sub-advisor of the Fund. DIFA is a wholly owned subsidiary of Macquarie Investment Management Business Trust, and is a wholly owned, indirect subsidiary of Macquarie Group Limited.
The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Macquarie Global Listed Infrastructure team within DIFA. The Macquarie Global Listed Infrastructure team managed approximately $2.4 billion of assets as of May 31, 2024. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team within DIFA. The Macquarie High Yield Fixed Income team managed over $1.3 billion of assets as of May 31, 2024, with an emphasis on Senior Loans.
Portfolio Management Team
Anthony Felton, CFA
Portfolio Manager, MFD Core Component
Portfolio Manager, DIFA
Adam H. Brown, CFA
Portfolio Manager, MFD Senior Loan Component
Senior Vice President, Co-Head of High Yield, Senior Portfolio Manager, DIFA
Commentary
Investment Objective
The investment objective of the Fund is to seek a high level of current return consisting of dividends, interest, and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utility assets and, are expected to offer reasonably predictable income and attractive yields.
A typical profile of an infrastructure business would be one whose assets provide essential public services which are difficult to replace, have a strategic competitive advantage, demonstrate inelastic demand, and have low sensitivity to cyclical volatility, courtesy of their essential nature and high margins.
There can be no assurance that the Fund’s investment objective will be achieved. The Fund may not be appropriate for all investors.
Market Recap
The first quarter of 2024 saw a continuation of many of the same storylines as 2023. Inflation and the responding interest rate hiking cycle continued to exert pressure on certain pockets of the global economy and financial markets, but none with enough severity to tip the overall economy into recession.
Inflation continued along a slow and bumpy descent from its highs, but questions remained about the “last mile.” The Federal Reserve (the “Fed”) kept interest rates unchanged in the first quarter of 2024, with the target range currently at 5.25% to 5.5%. Bond yields

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2024 (Unaudited)
generally rose throughout the first quarter. Other central banks have moved to an easing stance as well, including the European Central Bank. One major exception is the Bank of Japan, which raised short-term interest rates for the first time in 17 years and abandoned its negative interest rate policy as wage growth and inflation continue to rise. Separately, China continued to gradually ease both fiscal and monetary policy.
Labor markets remained historically strong and economic growth continued near long-term trends. Interest rates drifted higher as solid growth delayed projections for the beginning of an interest rate-cutting cycle. Despite higher interest rates, enthusiasm about the mere prospects for cuts, without the recession that typically accompanies them, fueled gains as equity markets continued their ‘risk on’ trade.
April 2024 was a tough month for both equity and fixed income investors, as expectations for interest rate cuts were pushed into the future or revised away completely. The progress on disinflation appeared to have stalled in many markets in the first quarter of 2024, while private demand remained resilient, fueling fears of “higher for longer” or even a need to raise interest rates again.
The economic data released in May 2024 tempered concerns of overheating in the U.S. economy and showed signs of a rebalancing in economic momentum. Corporate fundamentals remain in good health, and the markets seemed convinced that the next move for interest rates in the West is still likely to be lower.

Performance
Average Annual Total Returns
	6 Months Ended 5/31/24	1 Year Ended 5/31/24	5 Years Ended 5/31/24	10 Years Ended 5/31/24	Inception (3/25/04) to 5/31/24
Fund Performance(1)
NAV	1.18%	4.24%	3.91%	1.56%	6.01%
Market Value	0.76%	7.87%	3.17%	0.81%	5.09%
Index Performance
S&P 500® Utilities Total Return Index	18.04%	15.99%	8.02%	9.12%	9.59%

Performance of a $10,000 Initial Investment
November 30, 2013 - May 31, 2024

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$27,463
$12,426
11/30/13
11/30/14
11/30/15
11/30/16
11/30/17
11/30/18
11/30/19
11/30/20
11/30/21
11/30/22
11/30/23
5/31/24
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
S&P 500® Utilities Total Return Index

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2024 (Unaudited)
Performance Analysis – Core Component
The Fund’s net asset value (“NAV”) total return(1) for the six-month period ended May 31, 2024 was 1.18%, underperforming the 18.04% return of the S&P 500® Utilities Total Return Index (the “Index”). Although the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans, we believe that this Index offers a general point of reference.
In our view, there were several factors driving the Core Component’s contribution to the Fund’s NAV total return during the period.
The largest positive contributors to absolute performance were the Fund’s exposure to the Energy Infrastructure and Electricity and Gas Distribution sectors. Positions in the Water and Communications Infrastructure sectors detracted from the Fund’s performance.
At a stock level, Gibson Energy, Inc., Enbridge, Inc. and Kinder Morgan, Inc. were among the strong performers. Crown Castle, Inc., Pennon Group PLC and National Grid PLC detracted from performance during the period.
Portfolio Composition – Core Component
As of May 31, 2024, the Fund’s Core Component was well diversified across 24 positions in global infrastructure stocks, representing eight countries and eight sectors. During the six-month period ended May 31, 2024, the main changes in the Fund’s weightings were a decrease in the Electric Utilities sector and an increase in the Electricity Transmission sector. Sector changes were driven by bottom-up stock selection.
Performance Analysis – Senior Loan Component
The Senior Loan Component of the Fund invests in infrastructure businesses and therefore the loans tend to have significant asset collateral and loan ratings generally higher than the Morningstar® LSTA® Leveraged Loan Index (“LSTA Index”). The average rating in the Senior Loan Component is Ba3/BB- versus the average LSTA Index loan rating between B+ and BB-.
The LSTA Index returned 5.8% during the six-month period ended May 31, 2024 as high coupons and reduced volatility continued to contribute to historically strong total returns for the asset class. Overall, CCC-rated loans outperformed during the period, with an 8.6% total return versus total returns of 6.1% for B-rated loans and 4.8% for BB-rated loans.
The Senior Loan component underperformed the LSTA Index by returning 3.8% during the period. Leverage was accretive during the period. Contributors to performance during the period included the Fund’s power and utility loans, such as the Fund’s positions in Parkway Generation LLC and Terraform Power Operating, as the higher coupons on these loans drove strong total returns. Radio operator Cumulus Media New Holding, Inc. detracted as the company’s loan traded off when the company released disappointing earnings and the company offered to tender its term loan at a discount. Cablevision Systems Corporation’s loan was also a detractor. That loan traded off after a different entity under its parent Altice USA, Inc.’s umbrella (“SFR”) unnerved debt markets with an announcement of a liability management exercise that would negatively impact loan and bond holders. The Fund did not have exposure to SFR.
Technicals strengthened during the period as retail loan fund inflows of over $7 billion combined with collateralized loan obligation (“CLO”) issuance of $95 billion during the period.
Fundamentals showed resiliency during the period. For public filers within the LSTA Index, the fourth quarter 2023 interest, taxes, depreciation and amortization (EBITDA) increased 3% year-over-year, which is a slight increase from 2% growth rates during the two previous quarters. Revenue growth was also 3%, which implies issuers aren’t experiencing the level of margin deterioration as had been seen in previous readings. The LSTA Index default rate finished the period at 1.1%, compared with the historical average of 3%.
Performance Relative to the Index
The Index is a broad barometer of the performance of utility stocks only (but does not include a broad range of infrastructure sectors) solely in the U.S. By comparison, the Fund is not managed toward any benchmark and invests in a global portfolio of infrastructure stocks in a range of currencies and senior secured loans.
Leverage
One of the factors impacting the return of the Fund relative to its Index was the Fund’s use of financial leverage through the bank borrowings. The Fund uses leverage because we believe that, over time, leverage provides opportunities for additional income and total

(1)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year.

Portfolio Commentary (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Semi-Annual Report
May 31, 2024 (Unaudited)
return for shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, if the prices of securities held by the Fund decline, the negative impact of valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by the Fund generally are rising. Leverage had a positive impact on the performance of the Fund over this reporting period.
Distributions
During the six-month period ended May 31, 2024, the Fund announced two regularly scheduled quarterly distributions, the first and second both at $0.20 per share. In accordance with the Fund’s level distribution policy, distributions are expected to be comprised of net investment income, realized short-term capital gains and non-taxable return of capital distributions (which generally are expected to represent unrealized capital appreciation) in order to sustain a stable level of distributions to shareholders. Net long-term capital gain distributions, if any, are expected to be made annually.
The Fund’s level distribution policy seeks to maintain a relatively stable quarterly distribution. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the practice helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The quarterly distribution rate began and ended the period at $0.20 per share. Based on the $0.20 per share quarterly distribution, the annualized distribution rate at May 31, 2024 was 9.51% at NAV and 10.83% at market price. The final determination of the source and tax status of all distributions will be made after the end of 2024 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Market and Fund Outlook – Core Component
Going into the second quarter of 2024, the major theme in the U.S. is about a step down in economic activity. The first quarter of 2024 ended with growth revised lower with the gross domestic product growth for the first quarter of 2024 down to 1.3% from 1.6%, itself a step down from the average 3% to 4% in 2023. Household incomes and spending stepped down as well, as inflation-adjusted growth rates came in at or below expectations.
Taking a longer-term view, current valuations in listed Infrastructure remain attractive. Fundamentals are exceeding expectations overall, and the growth outlook appears exceptionally strong, with factors such as lagged inflation capture, increased grid spending, and the ongoing energy transition playing significant roles.
We continue to notice that many investors in listed infrastructure markets overemphasize near-term observations of activity, whereas our process seeks to value assets over at least 10 years. We believe a thoughtful, active management approach is needed given today’s increased political, economic, and market uncertainty.
Despite the prevailing negative sentiment towards the defensive infrastructure sectors, we firmly believe that the current disparity between fundamentals and share prices cannot persist indefinitely. The anticipated start of the interest rate cutting cycle, though delayed, should serve as a positive catalyst for the sector. In our view, vigilant and continuous assessment of the current market environment may offer opportunities to take advantage of market dislocations and has the potential to achieve attractive risk-adjusted returns for investors with a keen focus on sustainable, steady growth in capital and income over time.
Market Outlook - Senior Loan Component
While risks to loan market issuers have increased with tightening credit standards, rising interest rates, inflationary pressures, and elevated geopolitical risks, we believe fundamentals should generally continue to be constructive for most issuers, as years of issuer-friendly capital markets have allowed for robust levels of refinancing activity. As a result, balance sheets are healthy and default expectations remain below historical averages.  However, credit selection will likely be critical to navigating an environment in which there will be winners and losers. Default rate expectations are in a range of 2-3% over the next 12 months. By credit quality, we prefer the BB-rated sector, with a preference for more economically defensive industries. We believe this approach to positioning allows an investor to carry a competitive yield while also somewhat protecting against fundamental volatility from the changing economic environment.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments
May 31, 2024 (Unaudited)

Shares	Description	Value
COMMON STOCKS (a) – 94.8%
	Canada – 18.5%
112,315	Enbridge, Inc. (CAD) (b)	$4,106,282
181,837	Gibson Energy, Inc. (CAD) (b)	3,039,177
35,525	Hydro One Ltd. (CAD) (b) (c) (d)	1,023,304
41,470	Pembina Pipeline Corp. (CAD) (b)	1,540,501
92,056	TC Energy Corp. (CAD) (b)	3,549,993
		13,259,257
	Greece – 0.6%
46,747	Athens International Airport S.A. (EUR) (b) (e)	419,362
	Hong Kong – 5.7%
519,000	CLP Holdings, Ltd. (HKD) (b) (e)	4,112,329
	Italy – 13.7%
220,601	Enav S.p.A. (EUR) (b) (c) (d) (e)	906,993
352,111	Enel S.p.A. (EUR) (b) (e)	2,556,578
809,284	Snam S.p.A. (EUR) (b) (e)	3,839,833
304,502	Terna-Rete Elettrica Nazionale S.p.A. (EUR) (b) (e)	2,562,839
		9,866,243
	Japan – 2.1%
74,000	West Japan Railway Co. (JPY) (b) (e)	1,476,342
	Spain – 2.2%
88,069	Redeia Corp. S.A. (EUR) (e)	1,587,151
	United Kingdom – 27.0%
435,820	National Grid PLC (GBP) (b) (e)	4,937,837
470,557	Pennon Group PLC (GBP) (b) (e)	3,740,676
149,110	Severn Trent PLC (GBP) (b) (e)	4,556,318
89,066	SSE PLC (GBP) (b) (e)	2,003,643
321,973	United Utilities Group PLC (GBP) (b) (e)	4,193,958
		19,432,432
	United States – 25.0%
47,304	Crown Castle, Inc. (b)	4,848,660
68,043	Eversource Energy (b)	4,030,187
62,328	Exelon Corp. (b)	2,340,416
133,886	Kinder Morgan, Inc. (b)	2,609,438
54,058	Sempra (b)	4,164,088
		17,992,789
	Total Common Stocks	68,145,905
	(Cost $71,713,997)
RIGHTS (a) – 0.5%
	United Kingdom – 0.5%
127,114	National Grid PLC, expiring 6/10/24 (GBP) (b) (f)	317,552
	(Cost $0)

Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS – 32.4%
	Cayman Islands – 0.9%
$400,000	AAdvantage Loyalty IP Ltd., Initial Term Loan, 3 Mo. CME Term SOFR + CSA + 4.75%, 0.75% Floor	10.34%	04/20/28	416,188
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2024 (Unaudited)
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	Cayman Islands (Continued)
$214,638	SkyMiles IP Ltd., Initial Term Loan, 3 Mo. CME Term SOFR + 3.75%, 1.00% Floor	9.07%	10/20/27	$221,418
				637,606
	Ireland – 1.0%
563,442	Castlelake Aviation One DAC, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.83%	10/22/26	565,347
150,000	Setanta Aircraft Leasing DAC, Term Loan B, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.07%	11/06/28	150,773
				716,120
	Luxembourg – 2.6%
1,962,019	Connect Finco SARL, Term Loan B, 1 Mo. CME Term SOFR + 4.50%, 0.50% Floor	9.82%	09/28/29	1,883,539
	United States – 27.9%
450,495	Calpine Construction Finance Co., L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.58%	07/19/30	451,653
429,330	Calpine Corp., Term Loan B5, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.33%	12/16/27	430,783
666,571	Calpine Corp., Term Loan B9, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.33%	01/31/31	668,624
1,828,395	Charter Communications Operating LLC, Term Loan B2, 1 Mo. CME Term SOFR + 1.75%, 0.00% Floor	7.05%	02/01/27	1,829,227
200,000	Coral-US Co-Borrower LLC, Term Loan B6, 1 Mo. CME Term SOFR + CSA + 3.00%, 0.00% Floor	8.43%	10/15/29	199,472
639,937	Cumulus Media New Holdings, Inc., Term Loan B, 1 Mo. CME Term SOFR + CSA + 5.00%, 0.00% Floor	10.59%	05/02/29	335,967
974,445	Directv Financing LLC, Term Loan EXT, 1 Mo. CME Term SOFR + CSA + 5.25%, 0.75% Floor	10.69%	08/02/29	978,197
1,281,136	Frontier Communications Holdings LLC, Term Loan B-Exit, 1 Mo. CME Term SOFR + CSA + 3.75%, 0.75% Floor	9.18%	10/08/27	1,282,967
488,987	Generation Bridge Northeast LLC, Term Loan B, 1 Mo. CME Term SOFR + 3.50%, 0.00% Floor	8.83%	08/22/29	494,080
324,187	GIP Pilot Acquisition Partners, L.P., Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.00% Floor	7.83%	10/04/30	326,295
847,875	Iron Mountain, Inc., Term Loan B, 1 Mo. CME Term SOFR + 2.25%, 0.00% Floor	7.58%	01/31/31	848,583
326,537	Lackawanna Energy Center LLC, Term Loan B2, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.32%	08/04/29	327,660
70,996	Lackawanna Energy Center LLC, Term Loan C, 1 Mo. CME Term SOFR + 5.00%, 0.50% Floor	10.32%	08/04/29	71,240
812,500	Mileage Plus Holdings LLC, Term Loan B, 3 Mo. CME Term SOFR + CSA + 5.25%, 1.00% Floor	10.73%	06/21/27	832,073
250,000	NGL Energy Operating LLC, Term Loan B, 1 Mo. CME Term SOFR + 4.50%, 0.00% Floor	9.83%	02/03/31	252,231
977,500	Olympus Water US Holding Corp., Term Loan B, 3 Mo. CME Term SOFR + CSA + 3.75%, 0.50% Floor	9.32%	11/09/28	982,940
1,862,349	Parkway Generation LLC, Term Loan B, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.75% Floor	10.34%	02/18/29	1,863,280
247,401	Parkway Generation LLC, Term Loan C, 1 Mo. CME Term SOFR + CSA + 4.75%, 0.75% Floor	10.34%	02/18/29	247,525
400,000	PG&E Corp, Term Loan B, 1 Mo. CME Term SOFR + 2.50%, 0.50% Floor	7.83%	06/23/27	402,376
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2024 (Unaudited)
Principal Value	Description	Rate (g)	Stated Maturity (h)	Value
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)
	United States (Continued)
$1,336,844	Standard Industries Inc./NJ, Initial Term Loan, 1 Mo. CME Term SOFR + CSA + 2.25%, 0.50% Floor	7.69%	09/22/28	$1,342,051
1,353,750	Terraform Power Operating, Term Loan B, 1 Mo. CME Term SOFR + CSA + 2.50%, 0.50% Floor	7.90%	05/21/29	1,360,519
2,459,944	Viasat, Inc., Term Loan B, 1 Mo. CME Term SOFR + 4.50%, 0.50% Floor	9.83%	03/04/29	2,269,298
1,487,846	Vistra Operations Co., LLC, Term Loan B, 1 Mo. CME Term SOFR + 2.00%, 0.00% Floor	7.33%	12/20/30	1,494,854
750,000	Vistra Zero Operating Co., LLC, Initial Term Loan, 1 Mo. CME Term SOFR + 2.75%, 0.00% Floor	8.08%	04/30/31	755,906
				20,047,801
	Total Senior Floating-Rate Loan Interests			23,285,066
	(Cost $23,578,482)

Total Investments – 127.7%	91,748,523
(Cost $95,292,479)
Outstanding Loan – (38.3)%	(27,550,000)
Net Other Assets and Liabilities – 10.6%	7,653,947
Net Assets – 100.0%	$71,852,470

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	All or a portion of this security serves as collateral for the outstanding loan. At May 31, 2024, the segregated value of these securities amounts to $66,876,306.
(c)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(d)
This security is exempt from registration upon resale under Rule 144A of the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it trades freely without any additional registration. As such, it does not require the additional disclosure required of restricted securities.

(e)
This security is fair valued by the Advisor’s Pricing Committee in accordance with procedures approved by the Fund’s Board of
Trustees and in accordance with provisions of the Investment Company Act of 1940 and rules thereunder, as amended. At May 31,
2024, securities noted as such are valued at $36,893,859 or 51.3% of net assets. Certain of these securities are fair valued using a factor provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York
Stock Exchange close exceeding a certain threshold. On days when this threshold is not exceeded, these securities are typically valued at the last sale price on the exchange on which they are principally traded.

(f)	Non-income producing security.
(g)
Senior Floating-Rate Loan Interests (“Senior Loans”) in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the SOFR obtained from the U.S. Department of the Treasury’s Office of Financial Research or another major financial institution, (ii) the lending rate offered by one or more major European banks, such as the synthetic LIBOR, (iii) the prime rate offered by one or more
United States banks or (iv) the certificate of deposit rate. Certain Senior Loans are subject to a SOFR or synthetic LIBOR floor that establishes a minimum SOFR or synthetic LIBOR rate. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche with identical SOFR or synthetic LIBOR period, spread and floor, but different SOFR or synthetic LIBOR reset dates.

(h)	Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Portfolio of Investments (Continued)
May 31, 2024 (Unaudited)
Abbreviations throughout the Portfolio of Investments:
CAD	– Canadian Dollar
CME	– Chicago Mercantile Exchange
CSA	– Credit Spread Adjustment
EUR	– Euro
GBP	– British Pound Sterling
HKD	– Hong Kong Dollar
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
SOFR	– Secured Overnight Financing Rate
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
USD	45.0%
GBP	21.5
CAD	14.5
EUR	12.9
HKD	4.5
JPY	1.6
Total	100.0%

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of May 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
	Total Value at 5/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Canada	$13,259,257	$13,259,257	$—	$—
United States	17,992,789	17,992,789	—	—
Other Country Categories*	36,893,859	—	36,893,859	—
Rights*	317,552	317,552	—	—
Senior Floating-Rate Loan Interests*	23,285,066	—	23,285,066	—
Total Investments	$91,748,523	$31,569,598	$60,178,925	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Assets and Liabilities
May 31, 2024 (Unaudited)

ASSETS:
Investments, at value	$ 91,748,523
Cash	7,604,633
Foreign currency	178
Receivables:
Dividends	398,315
Interest	133,779
Reclaims	53,214
Prepaid expenses	13,337
Unrealized appreciation on unfunded loan commitments	17,926
Total Assets	99,969,905
LIABILITIES:
Outstanding loan	27,550,000
Payables:
Investment advisory fees (includes Sub-Advisory fees of $152,240)	253,733
Interest and fees on loan	154,566
Withholding tax	69,699
Audit and tax fees	46,089
Shareholder reporting fees	22,720
Administrative fees	6,720
Custodian fees	5,038
Legal fees	3,212
Trustees’ fees and expenses	2,515
Transfer agent fees	1,486
Financial reporting fees	770
Other liabilities	887
Total Liabilities	28,117,435
NET ASSETS	$71,852,470
NET ASSETS consist of:
Paid-in capital	$ 131,964,564
Par value	85,474
Accumulated distributable earnings (loss)	(60,197,568)
NET ASSETS	$71,852,470
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$8.41
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	8,547,442
Investments, at cost	$95,292,479
Foreign currency, at cost (proceeds)	$178
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Operations
For the Six Months Ended May 31, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends	$ 2,559,702
Interest	1,242,034
Foreign withholding tax	(256,120)
Other	1,908
Total investment income	3,547,524
EXPENSES:
Interest and fees on loan	924,315
Investment advisory fees (includes Sub-Advisory fees of $305,925)	509,875
Audit and tax fees	38,740
Administrative fees	28,277
Legal fees	26,939
Shareholder reporting fees	25,824
Trustees’ fees and expenses	17,354
Listing expense	12,286
Transfer agent fees	10,192
Custodian fees	5,842
Financial reporting fees	4,624
Other	4,368
Total expenses	1,608,636
NET INVESTMENT INCOME (LOSS)	1,938,888
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	150,670
Foreign currency transactions	(22,877)
Net realized gain (loss)	127,793
Net change in unrealized appreciation (depreciation) on:
Investments	(1,697,501)
Foreign currency translation	(3,765)
Unfunded loan commitments	17,926
Net change in unrealized appreciation (depreciation)	(1,683,340)
NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,555,547)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 383,341
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statements of Changes in Net Assets

	Six Months Ended 5/31/2024 (Unaudited)	Year Ended 11/30/2023
OPERATIONS:
Net investment income (loss)	$ 1,938,888	$ 4,041,159
Net realized gain (loss)	127,793	1,051,362
Net change in unrealized appreciation (depreciation)	(1,683,340)	(3,847,488)
Net increase (decrease) in net assets resulting from operations	383,341	1,245,033
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,418,977)	(6,837,954)
Total increase (decrease) in net assets	(3,035,636)	(5,592,921)
NET ASSETS:
Beginning of period	74,888,106	80,481,027
End of period	$ 71,852,470	$ 74,888,106
COMMON SHARES:
Common Shares at end of period	8,547,442	8,547,442
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Statement of Cash Flows
For the Six Months Ended May 31, 2024 (Unaudited)

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$383,341
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(21,409,015)
Sales, maturities and paydown of investments	30,115,270
Return of capital received from investment in MLPs	27,203
Net amortization/accretion of premiums/discounts on investments	(28,746)
Net realized gain/loss on investments	(150,670)
Net change in unrealized appreciation/depreciation on investments and unfunded loan commitments	1,679,575
Changes in assets and liabilities:
Decrease in interest receivable	4,631
Decrease in reclaims receivable	83,460
Increase in dividends receivable	(105,267)
Increase in prepaid expenses	(11,988)
Increase in interest and fees payable on loan	2,627
Increase in investment advisory fees payable	6,058
Decrease in audit and tax fees payable	(31,381)
Decrease in legal fees payable	(5,936)
Increase in shareholder reporting fees payable	5,591
Decrease in administrative fees payable	(2,312)
Decrease in custodian fees payable	(1,904)
Decrease in transfer agent fees payable	(1,603)
Decrease in trustees’ fees and expenses payable	(1,108)
Decrease in financial reporting fees payable	(1)
Decrease in other liabilities payable	(1,913)
Decrease in withholding tax payable	(222)
Cash provided by operating activities		$10,555,690
Cash flows from financing activities:
Distributions to Common Shareholders from investment operations	(5,128,465)
Cash used in financing activities		(5,128,465)
Increase in cash and foreign currency (a)		5,427,225
Cash and foreign currency at beginning of period		2,177,586
Cash and foreign currency at end of period		$7,604,811
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$921,688

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of ($3,765).
See Notes to Financial Statements

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
Financial Highlights
For a Common Share outstanding throughout each period

	Six Months Ended 5/31/2024 (Unaudited)	Year Ended November 30,
2023		2022	2021	2020	2019
Net asset value, beginning of period	$ 8.76	$ 9.42	$ 10.14	$ 9.49	$ 11.08	$ 10.77
Income from investment operations:
Net investment income (loss)	0.23 (a)	0.47 (a)	0.49	0.70	0.77	0.85
Net realized and unrealized gain (loss)	(0.18)	(0.33)	(0.41)	0.75	(1.51)	0.51
Total from investment operations	0.05	0.14	0.08	1.45	(0.74)	1.36
Distributions paid to shareholders from:
Net investment income	(0.40)	(0.80)	(0.52)	(0.66)	(0.85)	(0.45)
Return of capital	—	—	(0.28)	(0.14)	—	(0.60)
Total distributions paid to Common Shareholders	(0.40)	(0.80)	(0.80)	(0.80)	(0.85)	(1.05)
Net asset value, end of period	$8.41	$8.76	$9.42	$10.14	$9.49	$11.08
Market value, end of period	$7.39	$7.73	$8.74	$9.65	$8.20	$10.21
Total return based on net asset value (b)	1.18%	2.85%	1.03%	15.96%	(5.54)%	13.75%
Total return based on market value (b)	0.76%	(2.19)%	(1.51)%	27.71%	(11.42)%	8.44%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 71,852	$ 74,888	$ 80,481	$ 86,659	$ 81,102	$ 94,686
Ratio of total expenses to average net assets	4.32% (c)	4.01%	2.66%	2.13%	2.50%	3.15%
Ratio of total expenses to average net assets excluding interest expense	1.84% (c)	1.75%	1.75%	1.70%	1.85%	1.80%
Ratio of net investment income (loss) to average net assets	5.21% (c)	5.23%	4.85%	6.84%	7.85%	7.57%
Portfolio turnover rate	25%	59%	66%	92%	209%	153%
Indebtedness:
Total loan outstanding (in 000’s)	$ 27,550	$ 27,550	$ 27,550	$ 33,250	$ 27,050	$ 38,100
Asset coverage per $1,000 of indebtedness (d)	$ 3,608	$ 3,718	$ 3,921	$ 3,606	$ 3,998	$ 3,485

(a)	Based on average shares outstanding.
(b)
Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in
Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(c)	Annualized.
(d)	Calculated by subtracting the Fund’s total liabilities (not including the loan outstanding) from the Fund’s total assets, and dividing by the outstanding loan balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
1. Organization
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 21, 2004, and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “MFD” on the New York Stock Exchange (“NYSE”).
The Fund seeks to provide a high level of current return consisting of dividends, interest and other similar income while attempting to preserve capital. The Fund seeks to achieve its investment objective by investing predominantly in the securities of companies that are involved in the management, ownership, and/or operation of infrastructure and utilities assets, and are expected to offer reasonably predictable income and attractive yields. The Fund also invests in senior secured loans generally considered to be high-yield securities. There can be no assurance that the Fund will achieve its investment objective. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks, master limited partnerships (“MLPs”) and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the NYSE. Occasionally, events affecting the value of such securities may occur between such times and the close of the NYSE that will not always be reflected in the computation of the value of such securities. If events affecting the value of such securities occur during such period, these securities will be valued at their fair value according to procedures adopted by the Fund’s Board of Trustees (see above). For certain foreign equity securities, a third-party pricing service may be utilized to determine fair value. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation.
The Senior Floating-Rate Loan interests (“Senior Loans”)(1) in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third-party pricing service. The third-party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans. If the third-party pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, the Advisor’s Pricing Committee may value such Senior Loan at a fair value according to procedures adopted by the Fund’s Board of Trustees, and in accordance with the provisions of the 1940 Act. Fair valuation of a Senior Loan is based on the consideration of all available information, including, but not limited to the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the borrower;

(1)The terms “security” and “securities” used throughout the Notes to Financial Statements include Senior Loans.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the borrower;
 7)
the credit quality and cash flow of the borrower;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security;
12)
the business prospects of the borrower, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower’s management;
13)
the prospects for the borrower’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
14)
the borrower’s competitive position within the industry;
15)
the borrower’s ability to access additional liquidity through public and/or private markets; and
16)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•
Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•
Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
 o
Quoted prices for similar investments in active markets.
 o
Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
 o
Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
 o
Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•
Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of May 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), ceased making LIBOR available as a reference rate over a phase-out period that began December 31, 2021. The overnight and 12-month USD LIBOR settings permanently ceased as of June 30, 2023. The FCA announced that the 1-, 3- and 6-month USD LIBOR settings will continue to be published using a synthetic methodology to serve as a fallback for non-U.S. contracts until September 2024. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of the Secured Overnight Financing Rate (“SOFR”) as a replacement rate. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
For the six months ended May 31, 2024, distributions of $27,203 received from MLPs have been reclassified as return of capital. The cost basis of applicable MLPs has been reduced accordingly.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At May 31, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments (other than the unfunded commitments discussed below).
C. Unfunded Loan Commitments
The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower’s discretion. Unfunded loan commitments are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. Unfunded loan commitments are categorized as Level 2 within the fair value hierarchy. In connection with these commitments, the Fund earns a commitment fee typically set as a percentage of the commitment amount. The commitment fees are included in “Other” under Investment Income on the Statement of Operations. As of May 31, 2024, the Fund had the following unfunded loan commitments:

Borrower	Principal Value	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
Buckeye Partners, L.P., Term Loan B2	$ 773,063	$ 774,995	$ 775,718	$ 723
Genesee & Wyoming, Inc., Term Loan B	750,000	751,406	752,557	1,151
Hamilton Projects Acquiror LLC, Term Loan B	1,400,000	1,396,500	1,409,632	13,132
Talen Energy Supply LLC, Term Loan B	647,537	654,013	655,904	1,891
Talen Energy Supply LLC, Term Loan C	352,463	355,987	357,016	1,029
		$3,932,901	$3,950,827	$17,926
D. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
E. Dividends and Distributions to Shareholders
Level distributions are declared and paid quarterly or as the Board of Trustees may determine from time to time. If, for any quarterly distribution, net investment company taxable income, if any (which term includes net short-term capital gain), as determined as of the close of the Fund’s taxable year, is less than the amount of the distribution, the distribution will generally be a tax-free return of capital distributed from the Fund’s assets. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some point in the future.
The tax character of distributions paid by the Fund during the fiscal year ended November 30, 2023, was as follows:
Distributions paid from:
Ordinary income	$6,837,954
Capital gains	—
Return of capital	—
As of November 30, 2023, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$37,825
Undistributed capital gains	—
Total undistributed earnings	37,825
Accumulated capital and other losses	(52,255,058)
Net unrealized appreciation (depreciation)	(3,235,211)
Total accumulated earnings (losses)	(55,452,444)
Other	(1,709,488)
Paid-in capital	132,050,038
Total net assets	$74,888,106
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At November 30, 2023, the Fund had $52,255,058 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended November 30, 2023, the Fund did not incur any net ordinary losses.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2020, 2021, 2022, and 2023 remain open to federal and state audit. As of May 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of May 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$95,292,479	$3,251,995	$(6,795,951)	$(3,543,956)
G. Expenses
The Fund will pay all expenses directly related to its operations.

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a quarterly fee calculated at an annual rate of 0.40% of the Fund’s Total Assets up to and including $250 million and 0.35% of the Fund’s Total Assets over $250 million. Total Assets are generally defined as the average daily total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
Delaware Investments Fund Advisers (“DIFA”) serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Fund’s Core Component, which consists primarily of equity securities and equity-like securities issued by infrastructure issuers, is managed by the Global Listed Infrastructure team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. The Fund’s Senior Loan Component is managed by the Macquarie High Yield Fixed Income team and, for its portfolio management services, DIFA is entitled to a quarterly fee calculated at an annual rate of 0.60% for that portion of the Fund’s Total Assets. If the Fund’s Total Assets are greater than $250 million, DIFA receives an annual portfolio management fee of 0.65% for that portion of the Fund’s Total Assets over $250 million.
Computershare, Inc. (“Computershare”) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended May 31, 2024, were $25,341,916 and $30,115,270, respectively.
5. Borrowings
The Fund entered into a Committed Facility Agreement (the “BNP Paribas Facility”) with BNP Paribas Prime Brokerage International, Ltd. (“PBL”), which provides for a committed credit facility to be used as leverage for the Fund. The BNP Paribas Facility provides for a secured, committed line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). Absent certain events of default or failure to maintain certain collateral requirements, PBL may not terminate the BNP Paribas Facility except upon 179 calendar days’ prior notice. The total amount of loans that may be outstanding at any one time under the BNP Paribas Facility is $45,000,000. The interest rate under the BNP Paribas Facility is equal to SOFR plus 95 basis points. The Fund only pays a commitment fee of 0.55% on the undrawn amount when the outstanding debt is less than 80% of the maximum commitment amount.
For the six months ended May 31, 2024, the daily average amount outstanding under the BNP Paribas Facility was $27,550,000. As of May 31, 2024, the Fund had outstanding borrowings of $27,550,000, which approximates fair value, under this committed facility

Notes to Financial Statements (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. The high and low annual interest rates for the six months ended May 31, 2024, were 6.35% and 6.25%, respectively, and the weighted average interest rate was 6.27%. The interest rate at May 31, 2024, was 6.28%. The interest and fees are included in “Interest and fees on loan” on the Statement of Operations.
6. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
7. Infrastructure and Industry Concentration Risk
Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)
If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)
If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 43006, Providence, RI 02940-3006.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891 or emailing info@ftportfolios.com; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund called a special meeting of shareholders to consider the reorganization of the Fund with and into abrdn Global Infrastructure Income Fund. The special meeting was originally held on February 20, 2024, and has been adjourned to July 25, 2024.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Canada Risk. The Fund invests in securities of Canadian issuers and is therefore subject to certain risks specifically associated with investments in the securities of Canadian issuers. The Canadian economy is heavily dependent on the demand for natural resources and agricultural products. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, a change in the supply and demand of these resources, both domestically and internationally, can have a significant effect on Canadian market performance. Canada is a top producer of zinc and uranium and a global source of many other natural resources, such as gold, nickel, aluminum, and lead. Conditions that weaken demand for such products worldwide could have a negative impact on the Canadian economy as a whole.  Changes to the U.S. economy may significantly affect the Canadian economy because the U.S. is Canada’s largest trading partner and foreign investor. These and other factors could have a negative impact on the Fund and its investments in Canada.

Credit Agency Risk. Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends or interest and/or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
and may adversely impact financial markets and the broader economy. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Equity Securities Risk. The value of the Fund’s shares will fluctuate with changes in the value of the equity securities in which the Fund invests. Prices of equity securities fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

Illiquid Securities Risk. The Fund may invest in securities that are considered to be illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid securities are also more difficult to value, especially in challenging markets.

Although the resale or secondary market for senior loans is growing, it is currently limited. There is no organized exchange or board of trade on which senior loans are traded. Instead, the secondary market for senior loans is an unregulated inter-dealer or inter-bank resale market. In addition, the senior loans in which the Fund invests may require the consent of the borrower and/or agent prior to the settlement of the sale or assignment. These consent requirements can delay or impede the Fund’s ability to settle the sale of senior loans. Depending on market conditions, the Fund may have difficulty disposing its senior loans, which may adversely impact its ability to obtain cash to repay debt, to pay dividends, to pay expenses or to take advantage of new investment opportunities.

Inflation Risk. Certain of the Fund’s investments are subject to inflation risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to debt securities. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
Infrastructure and Industry Concentration Risk. Given the Fund’s concentration in the infrastructure industry, the Fund is more susceptible to adverse economic or regulatory occurrences affecting that industry than an investment company that is not concentrated in a single industry. Infrastructure issuers, including utilities and companies involved in infrastructure projects, may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, increased regulation and other factors.
In addition, infrastructure assets can have a substantial environmental impact. Ordinary operation or an accident with respect to such assets could cause major environmental damage which could cause the owner of such assets significant financial distress. Community and environmental groups may protest about the development or operation of infrastructure assets, and these protests may induce government action to the detriment of the owner of the infrastructure asset.

Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. The yield on the Fund’s common shares will tend to rise or fall as market interest rates rise and fall, as senior loans pay interest at rates which float in response to changes in market rates. Changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the Fund’s net asset value.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund was not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

LIBOR Risk. As of June 30, 2023, nearly all LIBOR publications ceased. While some LIBOR rates will continue to be published for a short period of time after June 30, 2023, it is only on an unrepresentative synthetic basis. Transitioning to a new reference rate may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. In the United States, the Secured Overnight Financing Rate (“SOFR”) has been identified as the preferred alternative to LIBOR. There is no assurance that the composition or characteristics of SOFR, or any alternative reference rate, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.

Management Risk and Reliance on Key Personnel. The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value. Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities and Currency Risk. Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in currency exchange rates; future foreign economic, financial, political and social

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; withholding taxes; greater price volatility and illiquidity; different trading and settlement practices; less governmental supervision; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments.
There may be very limited regulatory oversight of certain non-U.S. banks or securities depositories that hold non-U.S. securities and non-U.S. currency and the laws of certain countries may limit the ability to recover such assets if a non-U.S. bank or depository or their agents go bankrupt. There may also be an increased risk of loss of portfolio securities.
Investing in non-U.S. securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a non-U.S. market, but before the time the Fund computes its current net asset value, causes a change in the price of the non-U.S. securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Portfolio Turnover Risk. The Fund may engage in portfolio trading to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates. There are no limits on the rate of portfolio turnover and investments may be sold without regard to length of time held when the Fund’s investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

Potential Conflicts of Interest Risk. First Trust, DIFA and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and DIFA currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objective and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to DIFA) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and DIFA have a financial incentive to leverage the Fund.

Prepayment Risk. Loans are subject to prepayment risk. Prepayment risk is the risk that a borrower repays principal prior to the scheduled maturity date. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, interest rates, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Qualified Dividend Income Tax Risk. There can be no assurance as to what portion of the distributions paid to the Fund’s common shareholders will consist of tax-advantaged qualified dividend income. Certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of non-corporate common shareholders at the rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied by both the Fund and the common shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. Certain investment strategies of the Fund will limit the Fund’s ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund. A change in the favorable provisions of the federal tax laws with respect to qualified dividends may result in a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called instruments at market interest rates that are below the Fund’s portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, level of distributions or the overall return of the Fund.

Reorganization Risk. The Board of Trustees of the Fund has approved the reorganization of the Fund into ASGI. If approved by shareholders, the transaction is anticipated to be consummated during 2024, subject to the satisfaction of applicable regulatory

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
requirements and approvals and customary closing conditions.  There is no assurance when or whether such approvals, or any other approvals required for the transaction, will be obtained. Under the terms of the proposed transaction, shareholders of the Fund would receive shares of ASGI, which has its own investment strategies, and thereafter cease to be a shareholder of the Fund.  More information on the proposed transaction, including the risks and considerations associated with the transaction as well as the risks of investing in ASGI, is contained in registration statement/proxy materials. Shareholders should refer to such registration statement/proxy materials, which are available at https://www.ftportfolios.com/LoadContent/gohdcqj3gy3o.

Restricted Securities Risk. The Fund may invest in restricted securities. The term “restricted securities” refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Fund would, in either case, bear market risks during that period.

Risks Associated with an Investment in Initial Public Offerings. Securities purchased in initial public offerings (“IPOs”) are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The Fund’s investment performance during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so. IPO securities may be volatile, and the Fund cannot predict whether investments in IPOs will be successful.

Senior Loan Risk. The Fund invests in senior loans and therefore is subject to the risks associated therewith. Investments in senior loans are subject to the same risks as investments in other types of debt securities, including credit risk, interest rate risk, liquidity risk and valuation risk (which may be heightened because of the limited public information available regarding senior loans and because loan borrowers may be leveraged and tend to be more adversely affected by changes in market or economic conditions). Further, no active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Senior loans may not be considered “securities” and the Fund may not be entitled to rely on the anti-fraud protections of the federal securities laws.
In the event a borrower fails to pay scheduled interest or principal payments on a senior loan held by the Fund, the Fund will experience a reduction in its income and a decline in the value of the senior loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund’s common shares. If the Fund acquires a senior loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although senior loans may be secured by specific collateral, the value of the collateral may not equal the Fund’s investment when the senior loan is acquired or may decline below the principal amount of the senior loan subsequent to the Fund’s investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/or may lose all or substantially all of its value, causing the senior loan to be under collateralized. Therefore, the liquidation of the collateral underlying a senior loan may not satisfy the issuer’s obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.
The senior loan market has seen a significant increase in loans with weaker lender protections including, but not limited to, limited financial maintenance covenants or, in some cases, no financial maintenance covenants (i.e., “covenant-lite loans”) that would typically be included in a traditional loan agreement and general weakening of other restrictive covenants applicable to the borrower such as limitations on incurrence of additional debt, restrictions on payments of junior debt or restrictions on dividends and distributions. Weaker lender protections such as the absence of financial maintenance covenants in a loan agreement and the inclusion of “borrower-favorable” terms may impact recovery values and/or trading levels of senior loans in the future. The absence of financial maintenance covenants in a loan agreement generally means that the lender may not be able to declare a default if financial performance deteriorates. This may hinder the Fund’s ability to reprice credit risk associated with a particular borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result, the Fund’s exposure to losses on investments in senior loans may be increased, especially during a downturn in the credit cycle or changes in market or economic conditions.

Tax Risk. Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund or the MLPs, MLP-related entities and other energy sector and energy utility companies in which the Fund invests. A change in current tax law, a change in the business of a given MLP, or a change in the types of income earned by a given MLP could result in an MLP being

Additional Information (Continued)
Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (MFD)
May 31, 2024 (Unaudited)
treated as a corporation for United States federal income tax purposes, which would result in such MLP being required to pay United States federal income tax on its taxable income. Recent events have caused some MLPs to be reclassified or restructured as corporations. The classification of an MLP as a corporation for United States federal income tax purposes has the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits.
A reduction in the percentage of the income offset by tax deductions or an increase in sales of the Fund’s MLP holdings that result in capital gains will reduce that portion of the Fund’s distribution from an MLP treated as a return of capital and increase that portion treated as income, and may result in lower after-tax distributions to the Fund’s common shareholders. On the other hand, to the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain or decrease in the amount of loss that will be recognized by the Fund for tax purposes upon the sale of any such interests.

United Kingdom Risk. The Fund is subject to certain risks specifically associated with investments in the securities of United Kingdom issuers. Investments in issuers located in the United Kingdom may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States, China and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic health of the United States, China and other European countries. The United Kingdom’s official departure from the European Union (commonly referred to as “Brexit”) led to volatility in global financial markets, in particular those of the United Kingdom and across Europe, and the weakening in political, regulatory, consumer, corporate and financial confidence in the United Kingdom and Europe. Given the size and importance of the United Kingdom’s economy, uncertainty or unpredictability about its legal, political and/or economic relationships with Europe has been, and may continue to be, a source of instability and could lead to significant currency fluctuations and other adverse effects on international markets and international trade even under the post-Brexit trade guidelines. The negative impact of Brexit on not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. It is not currently possible to determine the extent of the impact that Brexit may have on the Fund’s investments and this uncertainty could negatively impact current and future economic conditions in the United Kingdom and other countries, which could negatively impact the value of the Fund’s investments.

Utilities Risk. Utility companies include companies producing or providing gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital market’s ability to absorb utility debt. In addition, in many regions, including the United States, the utility industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. Taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation also may negatively affect utility companies.

Valuation Risk. The valuation of senior loans may carry more risk than that of common stock. Because the secondary market for senior loans is limited, it may be difficult to value the loans held by the Fund. Market quotations may not be readily available for some senior loans and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation of senior loans than for securities with a secondary market, because there is less reliable objective data available. These difficulties may lead to inaccurate asset pricing.

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

This page intentionally left blank

This page intentionally left blank

This page intentionally left blank

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
Delaware Investments Fund Advisers
100 Independence
610 Market Street
Philadelphia, PA 19106
TRANSFER AGENT
Computershare, Inc.
P.O. Box 43006
Providence, RI 02940
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 9, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 9, 2024

* Print the name and title of each signing officer under his or her signature.

(b)	Not applicable.

Item 2. Code of Ethics.

Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the currently effective Code of Ethics will be filed with the Registrant’s annual Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to semi-annual reports on Form N-CSR.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Registrant’s Semi-annual Report, which is included as Item 1 of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to the Registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

There were no approvals of an investment advisory contract during the Registrant’s most recent fiscal half-year.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable to semi-annual reports on Form N-CSR.

(b)	There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Registrant did not engage in any securities lending activity during its most recent fiscal year.
(b)	The Registrant did not engage in any securities lending activity and no services were provided by the securities lending agent to the Registrant during its most recent fiscal year.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Not applicable to the Registrant.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.